497(e)
                                                                      333-132200


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AXA Equitable Life Insurance Company
CORPORATE OWNED INCENTIVE LIFE(SM)
PROSPECTUS SUPPLEMENT DATED AUGUST 5, 2011
--------------------------------------------------------------------------------

This supplement updates certain information in the most recent Prospectus that you received for your AXA Equitable variable life insurance policy stated above, and in any supplements to that Prospectus. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.

The following disclosure has been removed from the Prospectus:

    The sixth bullet on the cover sheet that reads:

    o The executive management or governing body of the association, an affiliated entity of the association, or an entity with which the association has a contractual relationship relating to the provision of insurance coverage, expressly endorses (not necessarily on an exclusive basis) this policy.





































                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          1290 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10104

   Copyright 2011 AXA Equitable Life Insurance Company. All rights reserved.
                       Corporate Owned Incentive LifeSM
           is a service mark of AXA Equitable Life Insurance Company.

EVM-127 (7/11)                                         Catalog No. 147312 (7/11)
NB                                                                        e14274